Registration No. 333-111688

811-07837

As Filed with the Securities and Exchange Commission on April 29, 2021

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 29	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 60	☒

DELAWARE LIFE VARIABLE ACCOUNT G

Registrant

DELAWARE LIFE INSURANCE COMPANY

Depositor

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

Depositor’s Address

(844) 448-3519

Depositor’s Telephone Number

Michael S. Bloom

Senior Vice President and General Counsel

Delaware Life Insurance Company

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2021 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Large Case VUL

Delaware Life Variable Account G

A Flexible Premium Corporate Variable Universal Life Insurance Policy

Prospectus

April 30, 2021

This prospectus describes the corporate variable universal life insurance policy (the “Policy”) issued by Delaware Life Insurance Company (“we”, “us” or “Company”), through Delaware Life Variable Account G (the “Variable Account”), one of our separate accounts. The Policy is being offered to corporations to insure employees and other persons in whom they have an insurable interest on an individual basis. This prospectus contains important information You should understand before purchasing a Policy. We use certain special terms which are defined in Appendix A. You should read this prospectus carefully and keep it for future reference. You may choose among a number of Sub-Accounts and a Fixed Account Option. The Sub-Accounts in the Variable Account invest in shares of the following Funds:

Asset Allocation

BlackRock Global Allocation V.I. Fund (Class I)

Fidelity® VIP Balanced Portfolio (Initial Class)6

MFS® Total Return Series (Initial Class)

Emerging Markets Bond

PIMCO Emerging Markets Bond Portfolio (Administrative Class)

Emerging Markets Equity

Lazard Retirement Emerging Markets Equity Portfolio (Investor Class)

MFS® Emerging Markets Equity Portfolio (Initial Class)

High Yield Bond

American Funds Insurance Series® American High-Income Trust (Class 2)10

Fidelity® VIP High Income Portfolio (Initial Class)7

MFS® High Yield Portfolio (Initial Class)

Inflation-Protected Bond

PIMCO Real Return Portfolio (Administrative Class)

Intermediate Term Bond

American Funds Insurance Series® The Bond Fund of America (Class 2)11

Fidelity® VIP Investment Grade Bond Portfolio (Initial Class)8

MFS® Corporate Bond Portfolio (Initial Class)

MFS® Government Securities Portfolio (Initial Class)

PIMCO Total Return Portfolio (Administrative Class)

International/Global Equity

AB International Value Portfolio (Class A)

American Funds Insurance Series® International Fund (Class 2)

American Funds Insurance Series® Global Growth Fund (Class 2)

American Funds Insurance Series® Capital World Growth and Income Fund (Class 2)12

Columbia Variable Portfolio - Overseas Core Fund (Class 2)

Fidelity® VIP Overseas Portfolio (Initial Class)7

First Eagle Overseas Variable Fund4

Invesco V.I. Global Fund (Series I Shares)13

MFS® Global Growth Portfolio (Initial Class)

MFS® International Growth Portfolio (Initial Class)

MFS® International Intrinsic Value Portfolio (Initial Class)

MFS® Research International Portfolio (Initial Class)

Templeton Foreign VIP Fund (Class 1)

Templeton Growth VIP Fund (Class 1)

Mid Cap Equity

Alger Mid Cap Growth Portfolio (Class I-2)

AB Small/Mid Cap Value Portfolio (Class A)

BNY Mellon Investment Portfolios MidCap Stock Portfolio (Initial Shares)

LVIP Delaware SMID Cap Core Fund (Standard Class)19

Fidelity® VIP Mid Cap Portfolio (Initial Class)6

Invesco V.I. Main Street Mid Cap Fund (Series I Shares)3,14

Janus Henderson Mid Cap Value Portfolio (Institutional Shares)

MFS® Mid Cap Growth Series (Initial Class)

MFS® Mid Cap Value Portfolio (Initial Class)

Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio (Class I Shares)

Target Date

Fidelity® VIP Freedom 2015 Portfolio (Initial Class)1,8

Fidelity® VIP Freedom 2020 Portfolio (Initial Class)1,8

Fidelity® VIP Freedom 2030 Portfolio (Initial Class)1,8

Large Cap Equity

American Funds Insurance Series® Growth-Income Fund (Class 2)

American Funds Insurance Series® Growth Fund (Class 2)

American Funds Insurance Series® Washington Mutual Investors Fund (Class 2)15

BNY Mellon Stock Index Fund, Inc. (Initial Shares)12

BNY Mellon Variable Investment Fund Appreciation Portfolio (Initial Shares)

DWS CROCI® U.S. VIP (Class A)

Fidelity® VIP Contrafund® Portfolio (Initial Class)9

Fidelity® VIP Equity-Income Portfolio (Initial Class)7

Fidelity® VIP Growth Portfolio (Initial Class)7

Fidelity® VIP Growth & Income Portfolio (Initial Class)6

Invesco V.I. Capital Appreciation Fund (Series I Shares)16

Invesco V.I. Comstock Fund (Series I Shares)

Invesco V.I. Growth and Income Fund (Series I Shares)

MFS® Research Series (Initial Class)

MFS® Value Series (Initial Class)

Franklin Mutual Shares VIP Fund (Class 1)

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price Equity Income Portfolio

CTIVPSM - Loomis Sayles Growth Fund (Class 1)

Real Estate Equity

LVIP Delaware REIT Fund (Standard Class)20

Franklin Global Real Estate VIP Fund (Class 1)2

MFS® Global Real Estate Portfolio (Initial Class)

Short Term Bond

MFS® Limited Maturity Portfolio (Initial Class)

Small Cap Equity

Alger Small Cap Growth Portfolio (Class I-2)

BlackRock Advantage SMID Cap V.I. Fund (Class I)17

Delaware VIP Small Cap Value Series (Standard Class)

DWS Small Cap Index VIP (Class A)3

DWS Small Mid Cap Value VIP (Class A)

Franklin Small-Mid Cap Growth VIP Fund (Class 1)3

Invesco V.I. Main Street Small Cap Fund® (Series I Shares)18

MFS® Blended Research Small Cap Equity Portfolio (Initial Class)

MFS® New Discovery Series (Initial Class)2

Royce Capital Fund - Small-Cap Portfolio (Investment Class)

Wanger USA4

Specialty/Sector Equity

BNY Mellon Investment Portfolios Technology Growth Portfolio (Initial Shares)

MFS® Utilities Series (Initial Class)

Specialty/Sector Commodity

PIMCO CommodityRealReturn® Strategy Portfolio (Administrative Class)

International/Global Small/Mid Cap Equity

American Funds Insurance Series® Global Small Capitalization Fund (Class 2)

Money Market

Fidelity® VIP Government Money Market Portfolio (Service Class)5,8

MFS® U.S. Government Money Market Portfolio (Initial Class)5

[1]

This Fund is a fund-of-funds, which invests substantially all of its assets in shares of other mutual funds. This Fund may be more expensive than other Funds available under your Contract, as a fund-of-funds indirectly pays a portion of the management fees and other expenses incurred by the underlying mutual funds in which it invests. As a result, You will bear, directly, the expenses of the Fund and, indirectly, a portion of the expenses of the underlying funds. These expenses reduce the investment returns of both the Fund and the underlying funds.

[2]	Effective July 1, 2008, this investment option is not open to new premium and transfers.

[3]	Effective November 15, 2010, this investment option is not open to new premium and transfers.

[4]	This Fund does not have different share classes.

[5]

There is no assurance that this Fund will be able to maintain a stable net asset value per share. In addition, during periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may become low and possibly negative.

[6]	This Portfolio is in Variable Insurance Products III.

[7]	This Portfolio is in Variable Insurance Products Fund.

[8]	This Portfolios is in Variable Insurance Products Fund V.

[9]	This Portfolio is in Variable Insurance Products Fund II.

[10]	Formerly known as American Funds Insurance Series High Income Bond Fund.

[11]	Formerly known as American Funds Insurance Series Bond Fund.

[12]	Formerly known as American Funds Insurance Series Global Growth and Income Fund.

[13]	Formerly known as Invesco Oppenheimer V.I. Global Fund.

[14]	Formerly known as Invesco V.I. Mid Cap Core Equity Fund.

[15]	Formerly known as American Funds Insurance Series Blue Chip Income and Growth Fund.

[16]	Formerly known as Invesco Oppenheimer V.I. Capital Appreciation Fund.

[17]	Formerly known as BlackRock Advantage U.S. Total Market V.I. Fund.

[18]	Formerly known as Invesco Oppenheimer V.I. Main Street Small Cap Fund.

[19]	Formerly known as Delaware VIP Smid Cap Core Series.

[20]	Formerly known as Delaware VIP REIT Series.

Delaware Life Insurance Company

Attn: Corporate Markets

1601 Trapelo Road, Suite 30

Waltham, MA 02451

(888) 594-2654

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this prospectus or in the prospectus or Statement of Additional Information of the underlying mutual funds. We have not authorized anyone to provide You with information that is different.

RISK/BENEFIT SUMMARY OF POLICY

Use of Policy

The Policy provides corporations life insurance coverage on employees or other persons in whose lives they have an insurable interest. It may be used in connection with various types of non-tax-qualified executive benefit plans.

Premium Payments

Generally, You must make an initial minimum premium payment that will sustain the Policy for three months from its Issue Date.

•	You choose the amount and timing of subsequent premium payments, within certain limits.

•	We allocate your net premium payments among the Policy’s Sub-Accounts and the Fixed Account according to your instructions.

CONTRACT BENEFITS

Account Value

The Account Value equals-

•	premiums, plus

•	investment performance of the Sub-Accounts, the Fixed Account and the Loan Account; less

•	any partial surrenders and Policy charges.

Accessing Your Account Value

Cash Surrender Value is-

•	Account Value, less

•	Policy Debt, plus

•	any Enhancement Benefit.

You may borrow from us using the Account Value as collateral. Taking Policy loans may increase the risk of Policy lapse.

You may surrender the Policy for its Cash Surrender Value. Surrender of this Policy is discouraged in the early Policy Years because the Premium Expense Loads are higher in those years.

You may make a partial surrender of only a portion of the Cash Surrender Value once per year after the Policy has been in force for one year. Reducing the Cash Surrender Value with a partial surrender may increase the risk of Policy lapse.

A partial surrender may cause a decrease in Total Face Amount of your Policy if the Net Amount at Risk after the partial surrender exceeds the Net Amount at Risk before the partial surrender. The Net Amount at Risk equals the Death Benefit minus your Account Value.

Mortality Tables

For Policies with an Investment Start Date on or before November 30, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after December 1, 2008 but prior to January 1, 2020, the 2001 CSO Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2020, the 2017 CSO Mortality Tables apply.

Death Benefit Compliance Test

For favorable federal tax treatment, the Policy must meet the standards of the Cash Value Accumulation Test.

Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for the Cash Value Accumulation Test definition.

Death Benefit

Specified Face Amount is the amount of life insurance coverage You request.

You have a choice of three death benefit options-

•	the Specified Face Amount (Option A); or

•	the Specified Face Amount plus your Gross Cash Surrender Value (Option B); or

•	the Specified Face Amount plus cumulative premiums paid (Option C).

You may change your death benefit option on any Policy Anniversary, subject to our underwriting rules then in effect.

At any time, You may-

•	increase the Specified Face Amount, subject to satisfactory evidence of the Insured’s insurability; or

•	decrease the Specified Face Amount to a level not less than the minimum specified in the Policy.

Investment Options

You may allocate your net premium payments among the Sub-Accounts and the Fixed Account.

You may transfer amounts from one Sub-Account to another or to the Fixed Account, subject to any limits that we or the Funds may impose.

You may transfer amounts from the Fixed Account, subject to our transfer rules in effect at time of transfer.

CONTRACT RISKS

The Variable Account

We have established a separate account (the “Variable Account”) to fund the variable insurance benefits under your Policy.

The assets of the Variable Account are free from our general creditor’s claims.

The Variable Account is divided into Sub-Accounts.

Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

When You choose Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Sub-Accounts You have elected. These conditions include, but are not limited to-

•	inflationary forces,

•	changes in rates of return available from different types of investments,

•	changes in employment rates, and

•	the presence of international conflict.

With such Sub-Accounts, You assume all investment risk. Investment risk is the risk of poor investment performance.

Poor investment performance can result in a loss of all or some of your investment.

A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund’s prospectus.

It is unsuitable to purchase a life insurance policy as a short-term investment vehicle.

This Policy is unsuitable if You plan to surrender it to meet short-term needs because the Premium Expense Load is higher in the early Policy Years. The “Premium Expense Load” is a charge imposed on the premium at the time the Company receives it. The Charge consists of an element to cover State and Federal tax obligations and an element to cover costs of issuing and selling the Policy. See the Fee Tables following the Risk/Benefit Summary for the Charges and also a detailed description in the Charges, Deductions and Refunds section within the prospectus.

Right to Return Policy Period

You may return the Policy and receive a refund within 10 days (or a longer period if required by applicable state law) beginning when You receive the Policy. Please see the Right To Return Policy Period section below for additional detail.

What if Charges and Deductions Exceed Account Value?

Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay all charges and deductions then due. If this occurs, we will send You written notice and allow You a 61 day grace period. If You do not make a premium payment within the grace period sufficient to cover all charges and deductions due, the Policy will terminate at the end of the grace period.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that You should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits and surrenders.

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy. The first table describes the expenses that You will pay at the time that You buy the Policy and at the time of each subsequent premium payment.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Premium Expense Load[1] On Premium up to and Including Target Premium Maximum Charge: Current Charge: On Premium in Excess of Target Premium Maximum Charge: Current Charge:	Upon premium receipt Upon premium receipt	(as a % of premium) 12.5% 7.5% 5.5% 2.5%

Illustration Charge	Upon fulfillment of illustration request in any Policy Year	$25.00 per illustration

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Deferred Expense Load on Policy Year 1 Premium[2] Maximum Charge: Current Charge:	On the Policy Anniversary	(as a % of premium up to and including Target Premium) 1.00% 0.40%
Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance[3]

Maximum Charge:

Minimum Charge for 2017 CSO[4]:

Minimum Charge for 2001 CSO[4]:

Minimum Charge for 1980 CSO[4]:

Representative Owner Charge for 2001 and 2017 CSO[4]:

Representative Owner Charge for 1980 CSO[4]:

(male, preferred, non-tobacco, Issue Age 45, Policy Year 1)

	At the end of each Policy Month	(per $1000 of Policy Net Amount at Risk) $83.33 $0.03 $0.04 $0.07 $0.14 $0.23

Charge	When Charge is Deducted	Amount Deducted

Mortality and Expense Risk Charge[5]

Maximum Charge:

Current Charge for 2017 CSO:

Current Charge for 2001 CSO for Policies with Investment Start Dates on and after February 1, 2011:

Current Charge for 2001 CSO for Policies with Investment Start Dates before February 1, 2011:

Current Charge for 1980 CSO:

	Daily	(on the assets allocated to the investment options in the Variable Accounts) 0.90% 0.38% 0.38% 0.45% 0.50%

Monthly Expense Charge Maximum Charge: Current Charge:	At the beginning of each Policy Month	$15.00 $5.00

Loan Interest[6] Maximum Charge:	At the end of each Policy Year	(as a % of Policy Debt) 5.0%

Flat Extra Charge[7] Maximum Charge:	At the beginning of each Policy Month	(per $1000 of Specified Face Amount and APB Rider Face Amount) $50.00

OPTIONAL CHARGE (FOR ADDITIONAL PROTECTION BENEFIT RIDER):
Charge	When Charge is Deducted	Amount Deducted

Additional Protection Benefit Rider[8]

Maximum Cost of Insurance Charge:

Minimum Cost of Insurance Charge for 2017 CSO[4]:

Minimum Cost of Insurance Charge for 2001 CSO[4]:

Minimum Cost of Insurance Charge for 1980 CSO[4]:

Representative Owner Cost of Insurance Charge for 2001 and 2017 CSO[4]:

Representative Owner Cost of Insurance Charge for 1980 CSO[4]:

	At the end of each Policy Month	(per $1000 of APB Rider Net Amount at Risk) $83.33 $0.03 $0.04 $0.07 $0.14 $0.23
(male, preferred, non-tobacco, Issue Age 45, Policy Year 1)

The next table describes the Fund fees and expenses that You will pay periodically during the time that You own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets for the year ended December 31, 2020. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

ANNUAL FUND OPERATING EXPENSES

(deducted by each Fund on the average daily net asset value of each Fund)

Total Annual Fund Expenses	Minimum	Maximum
(reflects management fees, distribution [and/or service] (12b-1) fees and other expenses)	0.27%	1.45%

[1]	The elements making up the Premium Expense Load are discussed on page 22. The Load is deduced from premium received and will not exceed 12.5% in Policy Years 1-7 and 3.25% thereafter.

[2]

The elements making up the Deferred Expense Load on Policy Year 1 Premium are discussed on page 24. The Load is deducted from the assets allocated to the investment options, is deducted in Policy Years 1-7 and will not exceed 1.0%.

[3]

The charge varies based on the length of time the Policy has been in force, the Insured’s Issue Age, sex, rating class, and applicable mortality tables. For Policies with an Investment Start Date on or before November 30, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after December 1, 2008 but prior to January 1, 2020, the 2001 CSO Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2020, the 2017 CSO Mortality Tables apply. The charge is for the Specified Face Amount and does not include any charge for the Additional Protection Benefit Rider. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 80, Policy Year 40 (20 for 1980 CSO). The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 20, Policy Year 1. The charges shown are monthly charges and are deducted on a monthly basis.

[4]	It is assumed the owner and the Insured are the same person. Charges shown are those currently applicable.

[5]	The Mortality and Expense Risk charge is deducted in all Policy Years. The charge shown is an annual charge. The charge is deducted on a daily basis.

[6]	Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt. It is 5.0% in Policy Years 1-10 and 4.25% thereafter.

[7]	For Policies with Investment Start Dates before July 27, 2009, the maximum Flat Extra Charge per $1000 of Specified Face Amount and APB Rider Face Amount is $20.00.

[8]

The charge varies based on the length of time the Policy has been in force, the Insured’s Issue Age, sex, rating class, and applicable mortality tables. For Policies with an Investment Start Date on or before November 30, 2008, the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables apply. For Policies with an Investment Start Date on or after December 1, 2008 but prior to January 1, 2020, the 2001 CSO Mortality Tables apply. For Policies with an Investment Start Date on or after January 1, 2020, the 2017 CSO Mortality Tables apply. The charge is for the Additional Protection Benefit Rider and does not include any charge for the Specified Face Amount. The charges shown may not be representative of the charge You may pay. Please contact your financial adviser for the particular charge applicable to You. The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 80, Policy Year 40 (20 for 1980 CSO). The minimum charge possible is for an Insured female, preferred, non-tobacco, Issue Age 20, Policy Year 1. The charges shown are monthly charges and are deducted on a monthly basis.

ABOUT WHO WE ARE

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. We have a life insurance company subsidiary that is licensed to do business in New York. Our main administrative office address is 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

The immediate parent company of Delaware Life Insurance Company is Group One Thousand One, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter.

THE VARIABLE ACCOUNT

Delaware Life Variable Account G is one of our separate accounts established in accordance with Delaware law on July 25, 1996. The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us. We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws. The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business. Our obligations for the fixed account allocations and death benefits payable under the Policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. That registration does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account may be deregistered if registration is no longer required under applicable Federal securities laws. We may continue, at our election, to operate the Variable Account as a unit investment trust or other form of investment company. All determinations will be made by our Board of Directors. In the event of any change in the registration status of the Variable Account, we will notify all policyholders and any regulatory authorities requiring notice of such change. We may amend the Policy to reflect the change and take such other action as may be necessary and appropriate to effect the change.

The Variable Account is divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts.

THE FUNDS

The Policy offers several mutual fund options shown in the table beginning on the cover page of this prospectus. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Each Fund has its own investment objectives, risks and expenses that determine its respective income and losses. There is no assurance that a portfolio will achieve its stated objective(s). You can lose money by investing in any of the Funds. In this regard we note, for example, that there can be no assurance that the MFS® U.S. Government Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Money Market Sub-Account may become extremely low and possibly negative.

The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

Certain Funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the Fund in rising equity markets relative to other Funds. You should consult with your registered representative to determine which combination of investment choices is appropriate for You.

More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”). The Fund Prospectuses should be read in connection with this prospectus. A copy of each Fund Prospectus may be obtained from our website, www.delawarelife.com, or by calling 888-594-2654, or writing to Delaware Life Insurance Company, Attn: Corporate Markets, 1601 Trapelo Road, Suite 30 Waltham, MA 02451.

Fund Investment Advisers and Subadvisers

AllianceBernstein L.P. advises the AB Portfolios. BlackRock Advisors, LLC advises the BlackRock Funds. BNY Mellon Investment Adviser, Inc. advises the BNY Mellon Portfolios (with Fayez Sarofim & Company subadvising the BNY Mellon Variable Investment Fund Appreciation Portfolio) and BNY Mellon Stock Index Fund, Inc. (subadvised by Mellon Investments Corporation). Capital Research and Management Company advises the American Funds Insurance Series® Funds. Columbia Management Investment Advisers, LLC advises the Columbia Variable Portfolio Funds with Loomis, Sayles & Company LP subadvising the CTIVPSM Portfolio - Loomis Sayles Growth Fund and Threadneedle International Ltd subadvising the Columbia Variable Portfolio - Overseas Core Fund. Columbia Wanger Asset Management, LLC advises Wanger USA. Delaware Management Company advises the Delaware VIP Small Cap Value Series with Macquarie Investment Management Global Limited and Macquarie Funds Management Hong Kong Limited as subadvisers. DWS Investment Management Americas Inc. advises the DWS VIPs with Northern Trust Investments, Inc. subadvising the Deutsche Small Cap Index VIP. Fidelity Management & Research Company advises the Fidelity® VIP Portfolios and advisory entities affiliated with Fidelity Management & Research Company subadvising the Fidelity® VIP Portfolios. First Eagle Investment Management, LLC advises the First Eagle Overseas Fund. FMR Co., Inc advises the Fidelity® VIP Freedom Portfolios. Franklin Advisers, Inc. advises the Franklin Small-Mid Cap Growth VIP Fund. Franklin Templeton Institutional, LLC advises the Franklin Global Real Estate VIP Fund. Franklin Mutual Advisers, LLC advises the Franklin Mutual Shares VIP Fund. Fred Alger Management, Inc. advises the Alger Portfolios. Invesco Advisers, Inc. advises the Invesco Funds. Janus Capital Management LLC advises the Janus Henderson Mid Cap Value Portfolio. Lazard Asset Management LLC advises the Lazard Retirement Emerging Markets Equity Portfolio. Lincoln Investment Advisors Corporation advises the LVIP Funds (subadvised by Delaware Investments Fund Advisers). Massachusetts Financial Services Company advises the MFS® Portfolios and Series. Morgan Stanley Investment Management Inc. advises the Morgan Stanley Variable Insurance Fund, Inc. Discovery Portfolio. Pacific Investment Management Company LLC advises the PIMCO Portfolios. Royce & Associates, LP advises the Royce Capital Fund – Small-Cap Portfolio. T. Rowe Price Associates, Inc. advises the T. Rowe Price Portfolios. Templeton Investment Counsel, LLC advises the Templeton Foreign VIP Fund. Templeton Global Advisors Limited advises the Templeton Growth VIP Fund.

Selection of Funds

The Funds offered through the Policy are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Policy owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds You have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Policies.

Payments We Receive

The Funds’ investment advisers, transfer agents, underwriters and/or affiliates (“Fund Groups”) compensate us for providing administrative and recordkeeping services that they would normally be required to provide for individual shareholders or cost savings experienced by the Fund Groups. Such compensation is typically a percentage of Variable Account assets invested in a relevant Fund and generally may range up to 0.50% of net assets. In like manner, some Funds pay Rule 12b-1 fees to the Company or the principal underwriter of the Policies for providing distribution and shareholder support services to the Funds, ranging up to 0.25% directly from the Funds in connection with a Rule 12b-1 Plan. If the Company or the principal underwriter receive Rule 12b-1 fees, combined compensation for administrative, distribution and recordkeeping related services ranges up to 0.55% annually of Variable Account assets invested in a Fund. Certain Fund Groups do not provide any compensation to us from Rule 12b-1 fees but provide up to 0.50% annually of Variable Account assets invested in a Fund.

These payments reflect in part expense savings by the Fund Groups for having, in the case of the Policies, a sole shareholder, the Variable Account, rather than multiple shareholders in the Funds. Proceeds of these payments may be used for any corporate purpose, including the payment of expenses that Delaware Life and its affiliates incur in promoting, issuing, distributing and administering the Policies. These payments are generally based on a percentage of the daily assets of the Funds under the Policies and other variable policies offered by Delaware Life and its affiliated insurers.

In addition, certain Fund Groups provide fixed dollar compensation to defray the cost of our marketing support and training services. These services may include various promotional, training or marketing meetings for distributors, wholesalers, and/or selling broker-dealers’ registered representatives, and creating materials describing the Policy, its features and the available investment options. Certain Fund Groups may also attend these meetings.

These payments create an incentive for us to offer Funds (or classes of shares of Funds) for which such payments are available to us. We consider such payments, among other things, when deciding to include a Fund (or class of shares of a Fund) as an investment option under the Policies. Other available investment portfolios (or classes of shares of Funds) may have lower fees and better overall investment performance than the Funds (or classes of shares of the Funds) offered under the Policy.

If you purchased the Policy through a broker-dealer or other financial intermediary (such as a bank), the Fund Groups may pay the intermediary for services provided with regard to the sale of Fund shares in the Subaccounts under the Policy. The amount and/or structure of the compensation can possibly create a conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Policy (and certain Subaccounts under the Policy) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about such variations and how he or she and his or her broker-dealer or other financial intermediary are compensated for selling the Policy.

Fees, Expenses, and Restrictions of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and other expenses. The management fees are charged by each Fund’s investment adviser for managing the Fund and selecting its portfolio of securities. Other expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund, and actual expenses may vary.

Because Fund fees and expenses are assessed at the Fund level, You will indirectly bear the fees and expenses of the Funds You select. The table presented earlier in this prospectus shows the range of fees and expenses paid by the Funds as a percentage of the average net asset value of each Fund. These fees and expenses are more fully described in the Fund Prospectuses. The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Certain Funds invest substantially all of their assets in other funds (“funds of funds”). As a result, You will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.

Potential Conflicts

We, as well as other affiliated and unaffiliated insurance companies, may also purchase shares of the Funds on behalf of other separate accounts used to fund variable benefits payable under other variable life insurance and variable annuity contracts. As a result, it is possible, though we do not anticipate, that a material conflict may arise between the interests of our policyowners with respect to the Variable Account and those of other variable contractowners with respect to the other separate accounts that invest in the Funds. The Funds have agreed to monitor themselves for the existence of any material conflict between the interests of variable contractowners. In the event of such a conflict involving a Fund, we will take any steps necessary to remedy the conflict including withdrawing the assets of the Variable Account from the Fund. If the Variable Account or another separate account withdraws its assets from a Fund for this reason, the Fund may be forced to sell its portfolio securities at disadvantageous prices which would negatively affect the investment performance of the corresponding Sub-Account.

OUR GENERAL ACCOUNT

Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets.

Interests in our general account offered through the Fixed Account investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

An allocation of premium to the Fixed Account does not entitle You to share in the investment experience of our general account. Instead, we guarantee that your Fixed Account allocation will accrue interest daily at an effective annual rate of at least 2%, without regard to the actual investment experience of our general account. Interest in excess of the guaranteed rate may be applied to the amount in the Fixed Account at such increased rates and in such a manner as we may determine, based on our expectations of future experience with respect to interest, mortality costs, persistency, expense, taxes, as well as the size, timing and frequency of deposits.

ABOUT THE POLICY

This prospectus describes the material provisions of the Policy. The Policy, as issued, may differ in some respects due to the insurance laws and regulations of the state where the Policy is issued.

Application and Issuance

To apply for a Policy, You must submit an application to our Service Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 81 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that You provide us with such additional information as we may deem necessary, before an application is approved.

To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

Death Benefit Compliance Test

The Policy must, at all times, satisfy the legal standard of the Cash Value Accumulation Test for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law. The Death Benefit must effectively always equal or exceed your gross cash surrender value multiplied by a certain percentage (the “Death Benefit Percentage”). The Death Benefit Percentages for the Cash Value Accumulation Test vary by Attained Age and sex.

Initial Premium Payment

A Minimum Premium will be due and payable as of the Issue Date. The Minimum Premium is generally that which will sustain the Policy for three months from its Issue Date. The amount of Minimum Premium is determined by the Specified Face Amount, APB Rider Face Amount, death benefit option election and risk and underwriting classification of the Insured. Pending approval of your application, we will allocate any premium payments You make to our general account. If your application is not approved, we will promptly return your premium payments.

Upon approval of your application, we will issue to You a Policy on the life of the Insured which will set forth your rights and our obligations. The Issue Date is the date specified as such in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured. The Investment Start Date is the date the first premium is applied which will be the latest of-

•	the Issue Date, or

•	the date we approve the application for the Policy, or

•	the date You pay a premium equal to or in excess of the Minimum Premium.

You will receive a confirmation statement that will provide the Investment Start Date.

Insurable Interest Requirement

You must have an insurable interest in the life of the Insured up to the full amount of insurance coverage. Otherwise, the Policy will not qualify as life insurance under applicable state insurance and federal tax law. You should consult with a qualified tax professional when determining the amount of coverage and before taking any action to increase the amount of existing coverage to ensure that You have an insurable interest for the full amount of coverage.

Right to Return Policy Period

If You are not satisfied with the Policy, You may return it by delivering or postmarking it to our Service Office or to the sales representative through whom You purchased the Policy within 10 days from the date of receipt (unless a different period is applicable under state law) (the “Right to Return Policy Period”).

If You return the Policy during the Right to Return Policy Period, the Policy will be deemed void and You will receive a refund equal to the sum of-

•	the difference between any premium payments made, including fees and charges, and the amounts allocated to the Investment Options;

•	the value of the amounts allocated to the Investment Options on the date the cancellation request is received by us or the sales representative through whom You purchased the Policy; and

•	any fees or charges imposed on amounts allocated to the Investment Options.

If required by applicable state insurance law, however, You will receive instead a refund equal to the greater of premium payments made and premium payments made plus money market return. Unless You are entitled to receive a full refund of premium, You bear all of the investment risks with respect to the amount of any net premiums allocated to the Variable Account during the Right to Return Policy Period with respect to the Policy.

If You are entitled under applicable state law to receive a full refund during the Right to Return Policy Period, we will allocate the net premium payments to the Fidelity® VIP Government Money Market Portfolio Sub-Account during that period beginning on the Investment Start Date. Upon expiration of the Right to Return Policy Period, we will reallocate your Account Value and allocate future net premium payments in accordance with your instructions.

PREMIUM PAYMENTS

In general, You may choose the frequency and amount of any additional premium payments subject to the limits described below. All premium payments should be made payable to Delaware Life Insurance Company and mailed to our Service Office.

General Limitations

We reserve the right to limit the number of premium payments we accept on an annual basis. No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force. We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current Death Benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code. If You provide satisfactory evidence of insurability, we can retain the premium and increase the Death Benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

Planned Periodic Premiums

While You are not required to make premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits. Currently, the billing period may be annual, semiannual, quarterly, or monthly. We will send reminder notices for the planned periodic premium at the beginning of each billing period unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; You may increase or decrease premium payments, subject to our limits, and You may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy. We reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify You prior to suspending reminder notices. We will also suspend reminder notices at your written request.

Allocation of Net Premium

Net Premium is the amount You pay as premium minus the Premium Expense Load. The Premium Expense Load covers State and Federal tax liabilities related to premium. We will allocate Net Premium among the Investment Options in accordance with your allocation instructions, except during the Right to Return Policy Period as described above. You will be required to specify initial allocation percentages at the time of application. While there are no limitations concerning the number of Investment Options to which Net Premium may be allocated, we reserve the right to impose minimum allocation amounts, as determined by the Fund, for any or all Investment Options.

You may change the allocation of future Net Premium at any time by submitting an acceptable request to us. An allocation change will be effective as of the date we receive your request for that change, provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If a request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will become effective on the next Valuation Date.

Modified Endowment Contract

Less favorable federal tax rules apply to life insurance policies that are defined as “Modified Endowment Contracts.” One way the Policy could become a Modified Endowment Contract is if You pay premiums in excess of applicable tax law limitations.

We will notify You or your sales representative within one business day if we receive a premium that would, in our opinion, cause the Policy to become a Modified Endowment Contract. We will not credit the premium unless we receive specific instructions from You to do so. Any such premium will be held, for a period not to exceed 90 days, in a non-interest bearing account. This premium will be refunded at the end of the 90 day period if we have not received specific instruction from You concerning the premium.

ADDITIONAL PROTECTION BENEFIT RIDER (APB RIDER)

The Policy may be issued with an APB Rider. This rider provides life insurance coverage, annually renewable to Insured’s Attained Age 121 (100 if 1980 CSO applies), on the life of the Insured equal to the amount of the APB Rider Death Benefit. You will be required to specify the initial APB Rider Face Amount in the policy application.

The cost of insurance associated with the APB Rider is deducted from the Account Value as part of the Monthly Cost of Insurance deduction. This portion of the Monthly Cost of Insurance deduction for the APB Rider cost of insurance will cease when the APB Rider is terminated. The applicable guaranteed maximum Monthly Cost of Insurance Rates for the APB Rider Death Benefit do not exceed those for the Base Death Benefit.

Target Premium is the amount of premium specified as such in the Policy, used to determine the Premium Expense Load and Deferred Expense Load on Policy Year 1 Premium. Target Premium is equal to (the Specified Face Amount divided by 1000) multiplied by the Target Premium Factor. Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount.

Two otherwise identical Policies with the same Total Face Amount will have different Target Premiums depending on how much of the Total Face Amount is attributable to the Specified Face Amount versus the APB Rider Face Amount. Target Premium will be lower for the Policy which has the greater APB Rider Face Amount because the Target Premium calculation uses the Specified Face Amount not the Total Face Amount. Lower Target Premium results in lower Premium Expense Loads and Deferred Expense Loads on Policy Year 1 Premium.

An APB Rider will also terminate on the earliest of-

•	our receipt of your written request for termination,

•	the lapse of the Policy because of insufficient value,

•	the Insured’s Attained Age 121 (100 if 1980 CSO applies), or

•	the termination of the Policy.

DEATH BENEFIT

Policy Proceeds

If the Policy is in force at the time of the Insured’s death, the Insured has not Attained Age 121 (100 if 1980 CSO applies) and we have received Due Proof of the Insured’s death, we will pay your designated beneficiary a lump sum amount equal to-

•	the amount of the Base Death Benefit, minus

•	the amount of any outstanding Policy Debt, plus

•	the amount of any APB Rider Death Benefit, plus

•	the amount of any other supplemental benefits.

The amount of the Base Death Benefit depends upon the death benefit option in effect at the time of the Insured’s death.

For Insureds who have Attained Age 121 (100 if 1980 CSO applies) at death, Policy Proceeds equal the Gross Cash Surrender Value minus outstanding Policy Debt.

Death Benefit Options

The Policy has three death benefit options. You will be required to select one of them in the policy application.

Option A-Specified Face Amount. Under this option, the Base Death Benefit is the greater of-

•	the Policy’s Specified Face Amount, or

•	the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.

Option B-Specified Face Amount Plus Gross Cash Surrender Value. Under this option, the Base Death Benefit is the greater of-

•	the Specified Face Amount plus the Gross Cash Surrender Value, or

•	the Gross Cash Surrender value multiplied by the applicable Death Benefit Percentage.

Option C-Specified Face Amount Plus Cumulative Premiums Paid. Under this option, the Base Death Benefit is the greater of-

•	the Specified Face Amount plus the sum of all premiums paid less any partial surrenders, or

•	the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.

If the Insured dies while the Policy is in force, we will make a lump sum payment when we receive due proof of that death. Through the Insured’s Attained Age 121 (100 if 1980 CSO applies), the Death Benefit used to determine Policy Proceeds is based on the death benefit option, the Specified Face Amount and Gross Cash Surrender Value in effect on the Insured’s date of death. After the Insured’s Attained Age 121 (100 if 1980 CSO applies), any death benefit provided by rider terminates and the Death Benefit will be equal to the Gross Cash Surrender Value.

You should note that the Policy may not qualify as life insurance after the Insured’s Attained Age 121 (100 if 1980 CSO applies), which may result in adverse tax consequences. You should consult your tax adviser prior to continuing the Policy beyond the Insured’s Attained Age 121 (100 if 1980 CSO applies).

Changes in the Death Benefit Option

You may change the death benefit option, subject to our underwriting rules in effect at the time of the change. Requests for a change must be made in writing to us at our Service Office. The effective date of the change will be the Policy Anniversary on or next following the date of receipt of your request in Good Order. Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

APB Rider Death Benefit

The APB Rider Death Benefit is the Total Death Benefit minus the Base Death Benefit. For Option A, the Total Death Benefit is the greater of a) the Total Face Amount and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. For Option B, the Total Death Benefit is the greater of a) the Total Face Amount plus the Gross Cash Surrender Value and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. For Option C, the Total Death Benefit is the greater of a) the Total Face Amount plus the sum of all premiums paid less any partial surrenders and b) the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage. The Total Face Amount is equal to the Specified Face Amount plus the APB Rider Face Amount.

Minimum Face Amount

Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount. In general, the Total Face Amount must be at least $50,000, of which the Specified Face Amount must be at least $5,000. We reserve the right to waive these minimums.

Changes in Face Amount

You may change the Specified Face Amount and, if applicable, the APB Rider Face Amount, subject to our underwriting rules in effect at the time of the change. Unless You specify otherwise, we will first apply a change to the APB Rider Face Amount to the extent possible. You must send your request for a change to us in writing. The effective date for changes will be-

•	for any increase in coverage, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for the increase; and

•	for any decrease in coverage, the Monthly Anniversary Day that falls on or next follows the date we receive your request in Good Order

Changing the Face Amount may have tax consequences. You should consult a qualified tax professional before any change to the Face Amount.

Increases in Face Amount

An increase in the Specified Face Amount and, if applicable, the APB Rider Face Amount, is subject to our underwriting rules in effect at the time of the increase. You may be required to submit satisfactory evidence of the Insured’s insurability. The cost of insurance charges applicable to an increase in Specified Face Amount and APB Rider Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increase.

Decreases in Face Amount

The Specified Face Amount may not decrease to less than the Minimum Specified Face Amount specified in the Policy. Similarly, a decrease in Specified Face Amount or APB Rider Face Amount may not decrease the Total Face Amount to an amount less than the Minimum Total Face Amount specified in the Policy. A decrease in face amount will be applied-

•	first, to the most recent increase;

•	second, to the next most recent increases, in reverse chronological order; and

•	finally, to the initial face amount.

ACCOUNT VALUE

Your Account Value is the sum of the amounts in each Investment Option plus the amount of the Loan Account.

We measure the amounts in the Sub-Accounts in terms of Units and Unit Values. On any given day, the amount You have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Sub-Account. The Units for each Sub-Account will have different Unit Values.

Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account. Units are redeemed when You make partial surrenders, undertake policy loans or transfer amounts from a Sub-Account, and for payment of the Mortality and Expense Risk Charge, the Monthly Expense Charge, the Deferred Expense Load on Policy Year 1 Premium and the Monthly Cost of Insurance Charge. The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account. A Valuation Date is any day on which the New York Stock Exchange is open for business and valuation will occur at the close of the New York Stock Exchange. The New York Stock Exchange historically closes on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

For the first Valuation Date of each Sub-Account, the Unit Value is established by us. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor. The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, a premium received in Good Order at our Service Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the New York Stock Exchange on a Valuation Date. In those instances, the premium will be credited on the next Valuation Date.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Business Day we approve the policy application or the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Account Value for Investment Options

The Account Value on the Investment Start Date equals-

•	that portion of Net Premium received and allocated to the Investment Options, minus

•	the Monthly Expense Charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, minus

•	the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.

The Account Value for Investment Options on subsequent Valuation Dates is equal to-

•	the Account Value attributable to each Sub-Account on the preceding Valuation Date multiplied by that Sub-Account’s Net Investment Factor, minus

•	the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account, plus

•	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

•	that portion of Net Premium received and allocated to each Investment Option during the current Valuation Period, plus

•	that portion of any loan repayment, including repayment of loan interest, allocated to an Investment Option during the current Valuation Period, minus

•	that portion of any partial surrenders deducted from each Investment Option during the current Valuation Period, minus

•	that portion of any Policy loan transferred from each Investment Option to the Loan Account during the current Valuation Period, minus

•	any illustration charge assessed during the current Valuation Period, minus

•	if a Policy Anniversary occurs during the current Valuation Period, that portion of the Deferred Expense Load on Policy Year 1 Premium charged to each Investment Option, minus

•	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge for the Policy Month just beginning charged to each Investment Option, minus

•	if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance for the Policy Month just ending charged to each Investment Option, minus

•	if You surrender during the current Valuation Period, that portion of the pro-rata Monthly Cost of Insurance for the Policy Month charged to each Investment Option.

Net Investment Factor

The Net Investment Factor is used to measure the Sub-Account’s investment performance from one Valuation Period to the next. This factor will be greater or less than or equal to one, corresponding to a positive or negative or to a lack of change in the Sub-Account’s investment performance for the preceding Valuation Period. Although we do not currently take any federal, state or local taxes into account when determining the Net Investment Factor, we reserve the right to do so. The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing the net result of-

•	the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

•

the amount of any dividend or other distribution declared on amounts held in the Sub-Account if the “ex-dividend date” occurs during the Valuation Period, which for some assets will not be credited with investment experience until the dividend is paid, plus or minus

•

a credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account, by the net asset value of a Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

Account Value in the Loan Account

The Account Value in the Loan Account is zero on the Investment Start Date.

The Account Value in the Loan Account on any day after the Investment Start Date equals-

•	the Account Value in the Loan Account on the preceding day credited with interest at the rate specified in the Policy as the “interest credited on Loan Account rate” of 4%, plus

•	any amount transferred from any Investment Option to the Loan Account for Policy loans requested on that day, minus

•	any loan repayments made on that day.

Policy loans, with interest charged at the applicable rate, is “Policy Debt”. Policy Debt is not part of the Loan Account. Policy Debt increases by unpaid loan interest and reduces the Policy Proceeds and the Cash Surrender Value.

Insufficient Value

The Policy may terminate if your Account Value minus Policy Debt is insufficient to pay all charges and deductions then due. If the Account Value minus the outstanding Policy Debt is less than or equal to zero on a Valuation Date, then the Policy will terminate for no value, subject to the grace period described below.

Grace Period

If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 calendar days from that Valuation Date for the payment of a Net Premium sufficient to cover the daily, monthly and annual deductions due for charges under the Policy from the Account Value. Notice of premium due will be mailed to your last known address or the last known address of any assignee of record. We will assume that your last known address is the address shown on the policy application (or notice of assignment), unless we have received satisfactory notice of a change in address. If the premium due is not paid during the grace period, then the Policy will terminate without value at the end of the 61 day period without further notice. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable during the grace period, they will be reduced by any overdue deductions unless state law dictates otherwise. If the Policy terminates by reason of insufficient value, there is generally no right to reinstate the coverage.

Insured’s Attained Age 121 (or 100 if 1980 CSO applies)

At the Insured’s Attained Age 121 (100 if 1980 CSO applies), no further premium will be accepted. The Account Value will be determined in the same manner as it was prior to the Insured’s Attained Age 121 (100 if 1980 CSO applies), except that no further deduction for Monthly Cost of Insurance will be made.

The Policy may not qualify as life insurance beyond the Insured’s Attained Age 121 (100 if 1980 CSO applies), which may result in adverse tax consequences. We recommend that You receive counsel from a qualified tax professional.

Enhancement Benefit

An Enhancement Benefit may be provided if You surrender the Policy and such surrender is not made pursuant to an exchange under Section 1035 of the Internal Revenue Code (or any successor provision). The amount available for Policy loan or partial surrender will not increase by any Enhancement Benefit.

The Enhancement Benefit represents a return of a portion of the charges paid under the Policy.

When a charge is based on the Account Value, the Account Value will not include the Enhancement Benefit. When a charge is based on the Gross Cash Surrender Value, the Gross Cash Surrender Value, as defined, includes the Enhancement Benefit.

On a current basis, an Enhancement Benefit is available during the Enhancement Period (the first twelve Policy Years) and is calculated as follows:

•	Prior to the payment of the initial Premium, the Enhancement Benefit is zero.

•

Whenever a Premium Expense Load, a Deferred Expense Load on Policy Year 1 Premium or a Monthly Expense Charge is deducted during the Enhancement Period, the Enhancement Benefit is increased by 100% of each such load or charge and is then decreased each subsequent month during the Enhancement Period.

•

Whenever a Monthly Cost of Insurance charge is deducted during years 1-7 of the Enhancement Period, the Enhancement Benefit is increased by a percentage, which decreases over time, determined in accordance with the following formula:

•	[(84 - M) divided by 84] multiplied by 100 where M equals the number of months elapsed since the beginning of the Enhancement Period.

•	The Enhancement Benefit is zero after the end of the Enhancement Period.

The Enhancement Benefit is payable with respect to each Policy owned by the policyowner, and is not contingent upon surrender of all such Policies.

Splitting Units

We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

TRANSFER PRIVILEGES

You normally may transfer all or a portion of your Account Value among Sub-Accounts and into the Fixed Account. Transfers from the Fixed Account may not exceed the greater of the transfer percentage multiplied by the highest Fixed Account value over the transfer period and the transfer minimum. The transfer percentage, transfer period and transfer minimum are shown in the Policy. Note: This transfer restriction may prolong the period of time it takes to transfer your Account Value in the Fixed Account to the Sub-Accounts and, therefore, You should carefully consider whether investment in the Fixed Account meets your needs and investment criteria.

We will make transfers pursuant to an acceptable request to our Service Office. An “acceptable request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account or the Fund.

An acceptable transfer request will be executed as of the date our Service Office receives your request provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will be processed effective on the next Valuation Date. The Unit Value of Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

You may transfer a specified dollar amount or a specified percentage of the Investment Option’s value.

All transfers are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to-

•	the minimum amount that may be transferred;

•	the frequency of transfers; and

•	the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account.

We will notify You in writing of the imposition of a transfer limitation. We do not reserve any right to impose charges for transfers. Any restrictions on transfers will apply to all policyowners in a non-discriminatory fashion.

Short-Term Trading

The Policy is not designed for short-term trading. If You wish to employ such strategies, do not purchase a Policy. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to Owners. Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of Account Value. As described above under “Transfer Privileges,” the Policy includes the right to limit the frequency of transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account Option). For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfer Privileges”, such as requiring transfer requests to be submitted in writing through regular first-class U.S., mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We may also impose special restrictions on third parties that engage in reallocations of Policy values. We may limit the frequency of the transfer and prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in Good Order. Therefore, neither side of the requested transaction will be honored. We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interest of the relevant underlying Fund and other of the Company’s contract owners and Owners, in certain instances such as:

•	when a new broker of record is designated for the Policy;

•	when necessary in our view to avoid hardship to an Owner;

•	when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks. The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Trading Policies

In addition to the restrictions that we impose (as described above under Short-Term Trading and under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers). If a Fund identifies You as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and under Transfer Privileges. Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

ACCESSING YOUR ACCOUNT VALUE

Surrender

By written request, You may surrender the Policy for its Cash Surrender Value at any time. The date the surrender is processed, the insurance coverage and all other benefits under the Policy will terminate. The Cash Surrender Value is-

•	the Account Value, minus

•	the outstanding balance of any outstanding Policy Debt; plus

•	any Enhancement Benefit.

Surrendering your Policy may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Partial Surrenders

You may make a partial surrender of the Policy once each Policy Year after the first Policy Year by request to our Service Office in a form satisfactory to us. The amount of any partial surrender may not exceed the Account Value minus any outstanding Policy Debt. It will be payable in a lump sum. Partial surrenders may have tax consequences.

The Total Face Amount may be reduced in connection with a partial surrender depending on the then current risk status of the Insured. The Insured may provide evidence of insurability. The Total Face Amount will not be reduced if the Insured remains an acceptable risk under our then current underwriting standards. If evidence is not provided or the Insured is not an acceptable risk, the Total Face Amount will be reduced to the extent necessary so that the Net Amount at Risk after the partial surrender does not exceed the Net Amount at Risk before the surrender.

You may allocate a partial surrender among the Investment Options. If You do not specify the allocation, then we will allocate the partial surrender among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the partial surrender.

A partial surrender may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Policy Loans

Using the Policy as collateral, You may request a policy loan of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the policy loan is made and by the projected deductions due to the next Policy Anniversary. We will transfer Account Value equal to the amount of the policy loan from the Investment Options to the Loan Account on the date the policy loan is made. Amounts in the Loan Account accrue interest daily at an effective annual rate of 4%.

You may allocate the policy loan among the Investment Options. If You do not specify the allocation, then we will allocate the policy loan among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the policy loan.

Interest on the policy loan will accrue daily at an annual rate of 5% in Policy Years 1 through 10 and 4.25% thereafter. This interest will be due and payable to us in arrears on each Policy Anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and in the same manner as the prior policy loan.

Policy loans may have tax consequences, particularly if your Policy is classified as a Modified Endowment Contract. See the Federal Income Tax Considerations section of this prospectus.

Note: The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All amounts paid by You that we receive will be credited to the Policy as premium unless we have received acceptable notice that the funds are to be applied to repay a policy loan. It is generally advantageous to repay a loan rather than to make a premium payment, because premium payments incur expense charges but loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any policy loan at any time while the Policy is in force. The amount of the loan repayment up to the outstanding balance of the policy loan will be transferred from the Loan Account to the Investment Options. You may allocate the loan repayment among the Investment Options. If You do not specify the allocation, then we will allocate the loan repayment among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value minus the Loan Account immediately prior to the loan repayment. We reserve the right to require that loan repayments, up to the amount of the loan allocated to the Fixed Account, first be allocated back to the Fixed Account.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of notice for payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Variable Account on death, surrender, partial surrender or policy loan may be postponed whenever-

•	the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on that exchange is otherwise restricted;

•	the SEC, or other regulatory agency with jurisdiction, by order, permits postponement for the protection of policyowners;

•

an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account; or

•	mandated by applicable law.

In addition, if, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the corresponding Sub-Account until the Fund is liquidated.

If You have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, or death benefit proceeds until such check or draft has been honored.

We reserve the right to defer payment of any portion of the Cash Surrender Value, policy loan or partial surrender payable from the Fixed Account for a period not exceeding six months from the date we receive your surrender or loan request. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a premium payment and/or block a Policy and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about You or your Account to governmental regulators.

CHARGES, DEDUCTIONS AND REFUNDS

Premium Expense Load

We deduct a load from each premium payment which includes two elements. One element covers State and Federal tax obligations. The second element covers costs of issuing and selling the Policy, including sales commission, marketing allowance to broker-dealers, cost of printing the prospectuses and marketing materials and advertising expenses. The costs of issuing the Policy are those that are not covered by other explicit charges, including the review of applications, processing the applications and establishing policyowner records. To the extent the costs exceed the Premium Expense Load, the Company will use general account assets, including any profits realized from the Mortality and Expense Risk Charges and Cost of Insurance charges. The tax element is an estimate of anticipated taxes that we may pay to the Federal and State governments, blended into one rate for all policyowners. A policyowner may pay more or less than the actual tax obligations applicable to the Policy.

Currently, the Premium Expense Load for Policy Years 1 through 7 is 7.5% on each premium payment up to and including Target Premium. For premium paid in excess of Target Premium for all Policy Years, the current Premium Expense Load is 2.5% on premium paid in excess of Target Premium.

The Premium Expense Load for Policy Years 1 through 7 is guaranteed not to exceed 12.5% on each premium payment up to and including Target Premium and 5.5% on premium paid in excess of Target Premium. The Premium Expense Load for Policy Year 8 and thereafter is guaranteed not to exceed 3.25% on all premium payments.

Target Premium varies based on the Specified Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.

Mortality and Expense Risk Charge

We deduct a daily charge from the assets of the Variable Account for the mortality and expense risks we assume with respect to the Policy. We may realize a profit from this charge. This charge is based on the applicable Daily Risk Percentage, which we will from time to time determine based on our expectations of future interest, mortality experience, persistency, expenses, profit and taxes. Expressed as an equivalent annual rate, the Daily Risk Percentage is guaranteed not to exceed 0.90% of assets. For 2017 CSO Policies, the current Daily Risk Percentage will be no greater than 0.38% of assets for Policy Years 1-20 and 0.10% thereafter. For 2001 CSO Policies with Investment Start Dates on and after February 1, 2011, the current Daily Risk Percentage will be no greater than 0.38% of assets for Policy Years 1-20 and 0.10% thereafter. For 2001 CSO Policies with Investment Start Dates before February 1, 2011, the current Daily Risk Percentage will be no greater than 0.45% of assets for Policy Years 1-10, 0.20% for Policy Years 11-20 and 0.10% thereafter. For 1980 CSO Policies, the current Daily Risk Percentage will be no greater than 0.50% of assets for Policy Years 1-10 and 0.10% thereafter.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated. Per state law, the Mortality and Expense Risk Charge may be referred to as a Product Risk Percentage.

Monthly Expense Charge

We deduct a flat charge at the beginning of each month to cover administrative and other expenses actually incurred. We will from time to time determine the applicable Monthly Expense Charge based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes, which will not exceed $15.00 in any Policy Month. Currently, the Monthly Expense Charge is $5.00 per month.

Monthly Cost of Insurance

We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. This charge is made, in arrears, at the end of each Policy Month. We may realize a profit from this charge. If You surrender the Policy on any day other than a Monthly Anniversary Day, we will deduct a cost of insurance charge on a pro-rata basis.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where-

(1)

is the Specified Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000. The net amount at risk equals the Base Death Benefit at the end of the Policy Month before the deduction of the Monthly Cost of Insurance less the Gross Cash Surrender Value at the end of the Policy Month before the deduction of the Monthly Cost of Insurance;

(2)

is the APB Rider Face Amount Monthly Cost of Insurance Rate (described below) multiplied by the net amount at risk divided by 1000. The net amount at risk equals the APB Rider Death Benefit, which is the Total Death Benefit minus the Base Death Benefit, at the end of the Policy Month before the deduction of the Monthly Cost of Insurance; and

(3)	is any Flat Extra specified in Section 1of the Policy, times the Total Face Amount divided by 1000.

The maximum Specified Face Amount Monthly Cost of Insurance Rate and APB Rider Face Amount Monthly Cost of Insurance Rate is $83.33 per $1000 of Policy Net Amount at Risk and APB Rider Net Amount at Risk respectively. The minimum charge is $0.03 for 2017 CSO, $0.04 for 2001 CSO and $0.07 for 1980 CSO. The representative owner charge is $0.14 for 2017 and 2001 CSO and $0.23 for 1980 CSO. A representative owner is a male, preferred, non-tobacco, Issue Age 45, Policy Year 1.

The Account Value deduction occurs first to the initial Total Face Amount and second to successive increases.

The cost of insurance deductions described above are determined separately for the initial Specified Face Amount and the APB Rider Face Amount and each increase in Specified Face Amount or APB Rider Face Amount.

The Net Amount at Risk is affected by the performance of the Sub-Accounts to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial surrenders, transaction fees and periodic charges. Monthly Cost of Insurance rates are currently based on the length of time the Policy has been in force and on the Insured’s sex (except for unisex Policies), Issue Age, Class and table rating, if any. We will, however, from time to time determine the applicable rates based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes. The expenses we consider will include, but not be limited to, any additional commissions we are required to pay as a result of any additional services that a corporate purchaser specifically requests or authorizes to be provided by our agent. Any variations will be based on uniformly applied criteria that do not discriminate unfairly against any owner. We anticipate the cost of insurance rates for coverage under the Policy to be less than the guaranteed maximum monthly rates shown in the Policy, unless the Insured has been rated a substandard risk. For Policies with an Investment Start Date on or before November 30, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables. For Policies with an Investment Start Date on or after December 1, 2008 but on or before December 31, 2019, the cost of insurance rates are based on the 2001 CSO Mortality Tables. For Policies with an Investment Start Date on or after January 1, 2020, the cost of insurance rates are based on the 2017 CSO Mortality Tables. Monthly cost of insurance rates for classes of Insureds with substandard risk ratings are based on multiples of the CSO Mortality Tables described above.

Deferred Expense Load on Policy Year 1 Premium

A deduction for this expense load, which is assessed in Policy Years 2 through 7 and deducted on the Policy Anniversary, is based on premium payments in Policy Year 1 up to and including Target Premium. This Load is deducted from assets allocated to the Investment Options. The Premium Expense Load would be higher if the Deferred Expense Load on Policy Year 1 Premium was not imposed. It is comprised of the same elements as the Premium Expense Load. The tax element is an estimate of anticipated taxes that we may pay to the Federal and State governments, blended into one rate for all policyowners. The load is guaranteed not to exceed 1.0%. Currently, the load will be no greater than 0.40%.

Other Charges and Expenses

We reserve the right to impose a charge for in-force illustrations, as more fully described at in the section entitled “Illustrations” below. We currently do not impose a charge and guarantee any charge will not exceed $25.00. In addition, the interest charged for outstanding loans as well as the interest credited to the Loan Account is more fully described in the section entitled “Policy Loans” above. Lastly, a flat extra charge may apply if an Insured is a substandard risk. A flat extra charge will not exceed $50.00 per $1000 of Specified Face Amount and APB Rider Face Amount. (For Policies with Investment Start Dates before July 27, 2009, the maximum flat extra charge is $20.00 per $1000 of Specified Face Amount and APB Rider Face Amount.) It is deducted from the Account Value on a monthly basis and covers the additional mortality risks of the Insured borne by the Company. A definition of “flat extra” is provided in the Glossary.

Directed Deductions

You have the ability to direct from which Investment Options the Mortality and Expense Risk Charge, Monthly Expense Charge, Deferred Expense Load on Policy Year 1 Premium and Monthly Cost of Insurance Charge deductions are taken. The deductions will be allocated among the selected Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value in all Investment Options selected. If You do not specify the allocation, or to the extent the total Account Value in all Investment Options selected is less than the deduction, deductions will be allocated among Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the deduction.

APB Rider Charge

The Account Value will be reduced monthly by the cost of this rider, if attached to the Policy. We anticipate the rider’s cost of insurance to be less than the guaranteed maximum monthly rates shown in the Policy for this rider. For Policies with an Investment Start Date on or before November 30, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables. For Policies with an Investment Start Date on or after December 1, 2008 but on or before December 31, 2019, the cost of insurance rates are based on the 2001 CSO Mortality Tables. For Policies with an Investment Start Date on or after January 1, 2020, the cost of insurance rates are based on the 2017 CSO Mortality Tables. Monthly rider cost of insurance rates for classes of Insured with substandard risk ratings are based on multiples of the CSO Mortality Tables described above.

Reduction of Charges

We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any owner.

TERMINATION OF POLICY

The Policy will terminate on the earliest of-

•	the date we receive (in Good Order) your request to surrender,

•	the expiration date of the grace period due to insufficient value, or

•	the date of Insured’s death.

OTHER POLICY PROVISIONS

Alteration

Our sales representatives do not have the authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Assignments

During the lifetime of the Insured, You may assign all or some of your rights under the Policy. All assignments must be filed at our Service Office and must be in a form satisfactory to us. The assignment will then be effective as of the date You signed the form, subject to any action taken before it was recorded by us at our Service Office. We are not responsible for the validity or legal effect of any assignment. Neither the Policy nor any of your rights or those of a beneficiary may be assigned or transferred without our permission.

Owner and Beneficiary

The owner has the sole and absolute power to exercise all rights and privileges under the Policy without the consent of any other person unless You provide otherwise by written notice. The beneficiary has no rights under the Policy until the death of the Insured. A beneficiary is any person or entity, named in our records as the proper recipient of the Policy Proceeds. You may change your beneficiary by sending notice in a form satisfactory to us. If there is no beneficiary living when the Insured dies, we will pay the Policy Proceeds under the Policy to You. If You are also the Insured, the Policy Proceeds will be paid to your estate.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your beneficiary, or your beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which you or your beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including full names and complete addresses, if and as they change.

Reports to Owners

We will send You a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any Policy Debt. Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

Illustrations

Upon request, we will provide You with a hypothetical illustration of future Account Value and Death Benefits. Currently, we do not charge for the illustration but reserve the right to do so. Any fee will not exceed $25.00.

Misstatement of Age or Sex

If the age or sex (unless a unisex Policy) of the Insured is stated incorrectly in the Policy application, the amounts payable by us will be adjusted.

Misstatement discovered at death - The Death Benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex (unless a unisex Policy).

Misstatement discovered prior to death - If permitted by state law, the Account Value will be recalculated from the Issue Date using the Monthly Cost of Insurance rates based on the correct age or sex (unless a unisex Policy).

Suicide

Unless state law otherwise requires, if the Insured, whether sane or insane, commits suicide within two years after the Issue Date, we will not pay any part of the Policy Proceeds. We will refund to You the greater of (a) or (b) where: (a) is the Cash Surrender Value and (b) is the premiums paid, minus the amount of any Policy Debt and minus any partial surrenders.

Incontestability

All statements made in the application or in a supplemental application are representations and not warranties. We will rely on these statements when approving the issuance, increase in total face amount, increase in Base Death Benefit over premium paid, or change in death benefit option of the Policy. No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application. In the absence of fraud (if permitted by state law), after a Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after the increase has been in force during the lifetime of the Insured for two years from the effective date of the increase. Any increase in Base Death Benefit over premium paid or increase in Base Death Benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase.

Addition, Deletion or Substitution of Investments

Shares of any or all of the Funds may not always be available for purchase by the Sub-Accounts of the Variable Account or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC. In addition, the investment policies of the Variable Account will not be changed without the approval of the Insurance Commissioner of the State of Delaware. We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts, subject to the approval of the Securities and Exchange Commission. In the event of any substitution or other act described above, we may make appropriate amendment to the Policy to reflect the substitution.

Nonparticipating

The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.

Modification

Upon notice to You, we may modify the Policy if that modification-

•	is necessary to make the Policy, the Variable Account or the Fixed Account comply with any law or regulation issued by a governmental agency to which we are subject;

•	is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

•	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

•	adds, deletes or otherwise changes Investment Options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect the modification.

Entire Contract

Your entire contract with us consists of the Policy, the application(s), any riders, any endorsements and any other attachments. Any hypothetical illustrations prepared in connection with the Policy do not form a part of our contract with You and are intended solely to provide information about possible future performance, based solely upon data available at the time such illustrations are prepared.

Reinstatement

If a reinstatement right is required by the insurance law of the state of Policy issue, the following provision applies. The time in which reinstatement may be requested and the amount sufficient to put the Policy in force may vary by state. Please contact your sales representative to determine if You have a reinstatement right, the time period during which reinstatement must be elected and the amount sufficient to put the Policy in force.

Before the Insured’s death, we may reinstate the Policy provided that the Policy has not been surrendered and You-

•	make a request for reinstatement within three years from the date of termination;

•	submit satisfactory evidence of insurability to us; and

•	pay an amount, as determined by us, sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is-

•	the monthly deductions overdue at the end of the grace period; plus

•	any excess of Policy Debt over Cash Value at the end of the grace period; plus

•	three times the Monthly Cost of Insurance charges applicable at the date of reinstatement; plus

•	three times the Monthly Expense Charges applicable at the date of reinstatement.

Any Policy Debt at the time the Policy is terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

The reinstated Policy will be incontestable after it has been in force during the lifetime of the Insured for two years from the effective date of reinstatement.

VOTING RIGHTS

We will vote shares of the Funds held in the Variable Account in accordance with instructions received from policyowners having interests in the corresponding Sub-Accounts, to the extent required by law. We will provide each policyowner who has interests in a Sub-Account with the proxy materials of the corresponding Fund, together with an appropriate form for the policyowner to submit its voting instructions to us. We will vote shares for which we receive no timely instructions, together with shares not attributable to any Policy, in the same proportion as those shares held by the Sub-Account for which we receive instructions. As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will determine the number of shares for which You are entitled to provide voting instructions as of the record date established for the applicable Fund. This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund.

We may, if required by state insurance regulators, disregard voting instructions if the instructions require shares to be voted to cause a change in the subclassification or investment objective of one or more of the Funds, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter of a Fund. Our disapproval of any such change must be reasonable and, in the case of change in investment policies or investment adviser, based on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the objectives and purposes of the Fund. If we disregard voting instructions, we will include a summary of and the reasons for that action in our next periodic report to policyowners.

We reserve the right to vote shares held in the Variable Account in our own right, if permitted by applicable law.

DISTRIBUTION OF POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”) 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliate, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven. We may also pay a commission of-

•	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

•	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum of Account Value to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2018, 2019, and 2020, $832,898, $696,601, and $855,723, respectively, in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Policies.

FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice. You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively. New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts. The Internal Revenue Code of 1986, as amended (the “Code”), is not in force in the Commonwealth of Puerto Rico but certain residents of Puerto Rico may be subject to the Code’s income tax provisions. Thus, this summary will apply to their Policies. For those residents not subject to such Code provisions, (1) some references in this summary will not apply to their Policies and (2) due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring on and after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting.

Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax professional. We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value. Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor. We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Variable Account, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes. Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract. As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result. In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements. Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain. It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

Notice 2016-63 provides special guidance concerning the “reasonable mortality charge” requirement contained in § 7702(c)(3)(B)(i) of the Internal Revenue Code by providing safe harbors regarding the use of the 1980 CSO, 2001 CSO, and 2017 CSO mortality tables. The Notice modifies and supersedes Notice 2006-95. These safe harbors are designed to assist taxpayers in complying with the requirements of § 7702(c)(3)(B)(i). In general, the Notice provides that a mortality charge with respect to a life insurance contract will satisfy the requirements of section 7702(c)(3)(B)(i) so long as (1) the mortality charge does not exceed 100 percent of the applicable mortality charge set forth in the 2017 CSO tables; (2) the mortality charge does not exceed the mortality charge specified in the contract at issuance; and (3) either (a) the contract is issued after December 31, 2019, or (b) the contract is issued before January 1, 2020, in a state that permits or requires the use of the 2017 CSO tables at the time the contract is issued. The Notice also provides that if the only change to an existing contract is a reduction or deletion of benefits provided under the contract, such a change will not affect the determination of the issue date of the contract for purposes of the reasonable mortality charge safe harbor. If we determine that the safe harbor does not include a particular change, we will not permit You to make such change since to do so could cause your Policy to not qualify as life insurance under Section 7702. Before requesting a change, You should consult with a qualified tax professional on the potential impact of IRS Notice 2016-63.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code. We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations. The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, You should consult with a qualified tax professional on the potential impact of the “owner control” rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager. Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the “owner control” rules because of the investment manager’s control over assets held under the Policy. However, the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy in certain limited circumstances. We do not believe that the application of the “owner control” rules to an investment manager (or its affiliate) should affect You.

IRS Notice 2016-32 provides guidance to taxpayers regarding the diversification requirements under section 817(h) of the Internal Revenue Code (Code) for a segregated asset account that invests in a money market fund (MMF) that is a government MMF. The Notice states that variable contracts should be able to offer government MMFs as an investment option and that Treasury and the IRS intend to amend Treas. Reg. section 1.817-5. In the meantime, taxpayers may rely on an alternative diversification requirement under Treas. Reg. section 1.817-5(e) that states that a segregated asset account is adequately diversified for purposes of section 817(h) if (1) no policyholder has investor control; and (2) either (a) the account itself is a government MMF under SEC Rule 2a–7(a)(14); or (b) the account invests all of its assets in an “investment company, partnership, or trust” as defined in Treas. Reg. section 1.817-5(f)(1) that satisfies the criteria of Treas. Reg. section 1.817-5(f)(2) and qualifies as a government MMF under SEC Rule 2a–7(a)(14).

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Variable Account. You bear the risk that You may be treated as the owner of Variable Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level. If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted. A material change may occur, for example, unless there is an increase in the death benefit due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy that are not needed to provide a death benefit equal to the lowest death benefit payable in the first seven Policy Years. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract. We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract. In general, You should consult a qualified tax professional before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s Investment in the Policy (as defined below) and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax. (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income. However, the tax treatment of loans from such a Policy after the tenth Policy Year is uncertain. You should consult a qualified tax professional regarding such loans.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below). Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy. A 10% additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner’s Beneficiary. These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract. If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two (2) years before it becomes a Modified Endowment Contract may be taxed retroactively as distributions from a Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest on a federal income tax return. You should consult a qualified tax professional regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s Investment in the Policy (as defined below) is treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may apply also. Any loss incurred upon surrender generally is not deductible. Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term “Investment in the Policy” means-

•	the aggregate amount of any premiums or other consideration paid for a Policy, minus

•	the aggregate amount received under the Policy which is excluded from the policyowner’s gross income (other than loan amounts), plus

•	the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income. Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The Tax Cuts and Jobs Act of 2017 Tax §13,521 added a new provision that clarifies that no adjustment can be made to the basis of any annuity or life insurance contract for “mortality, expense, or other reasonable charges incurred.” This is effective for transactions entered into after Aug. 25, 2009.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy, unless the loan is treated as a distribution.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee. Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.

The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the amount received under the contract to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and qualified tax professionals regarding the applicability of these Code provisions to the proposed purchase.

A qualified tax professional should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a qualified tax professional. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

The Policy and the Policy Proceeds may be subject to federal tax, as well as state and local, estate, inheritance and other taxes due to the consequences of ownership or receipt of Policy Proceeds. Tax obligations will depend on your individual circumstances and those of the beneficiary. Please contact a qualified tax professional.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

The Tax Cuts and Jobs Act of 2017 added significant new reporting requirements, under Code Section 6050Y, on the purchase of a life insurance contract or any interest in a life insurance contract in a “reportable policy sale.” A reportable policy sale is one in which the acquirer generally has no insurable interest in the life insured under the policy, e.g. a life settlement contract. The acquirer must file an information return and provide a written statement of the information to the persons identified in the return, including the seller. The issuer of the policy must take an information return and provide a written statement of that information to the persons identified in that return. Finally, every person who pays reportable death benefits must make an information return and provide a written statement of the information to persons identified in the return, effective for reportable policy sales after Dec. 31, 2017, and for reportable death benefits paid after Dec. 31, 2017. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6050Y.

We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.

Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters. We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Tax Shelter Regulations

Prospective Policy owners that are corporations should consult a qualified tax professional about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping, and other taxes.

Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

For 2020, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $11,580,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified tax professional to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income

Beginning in 2013, the newly enacted 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a qualified tax professional about the impact of this new tax on distributions from the Policy.

Tax Cuts and Jobs Act of 2017

On December 22, 2017, the Tax Cuts and Jobs Act was enacted that included a broad range of tax reforms affecting businesses and individuals, including certain provisions related to policyowner reporting (effective after January 1, 2018). Please consult a qualified tax professional for more information.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax professional regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Policy.

OTHER INFORMATION

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware’s Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

We, like other insurance companies, are involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policies.

Experts

Actuarial matters concerning the Policy have been examined by Philip Johnson, FSA, MAAA, Assistant Vice President.

Business Disruption and Cyber Security Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure and cyber-attacks. We have established administrative and technical controls and cyber security plans, including a business continuity plan, to identify and protect our operations against business interruption and/or cyber security breaches. Despite these controls, a cyber security breach could have a material, negative impact on the Company and the Variable Account, as well as on you and your Policy. Our operations also could be negatively affected by a cyber security breach impacting a third party, such as a governmental or regulatory authority, a service provider or another participant in the financial markets. Operational and information security risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website and other operational disruption, interruptions of service resulting from natural disasters, and unauthorized release of confidential customer information. Cyber security breaches may interfere with our processing of Policy transactions, including the processing of orders, impact our ability to calculate Unit values, cause the release or possible destruction of your confidential information or business information, impede order processing or cause other operational issues, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security breaches may also impact the Funds and the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that we or the Funds will always be able to avoid cyber security risks.

In addition, we are also exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability of our employees or the employees of our service providers to perform their job responsibilities. In the event our employees and/or the employees of our service providers are required to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Policy-related transactions, including orders from Policy owners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate the Variable Accumulation Unit values, or have other possible negative impacts. There can be no assurance that we, our service providers, or the Funds will be able to avoid negative impacts associated with natural and man-made disasters and catastrophes.

The COVID-19 pandemic to date has led to the implementation of various responses, including government-imposed quarantines, travel restrictions and other public health-focused safety measures across the United States and in other countries. Some of these responses may increase the risk to the Company and the Variable Account of cyber security breaches or other forms of business disruption in ways that are currently unpredictable. Although we continually make efforts to identify and reduce our exposure to these risks, there is considerable uncertainty around both the severity and duration of the COVID-19 outbreak and, for that reason, the future financial and other impacts of the pandemic on the Company cannot reasonably be estimated at this time.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You may refer to the registration statement for additional information about us, the Variable Account, the underlying Funds and the Policy.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Variable Account or shares of any Fund held in the Variable Account. Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

APPENDIX A - GLOSSARY OF POLICY TERMS

Account Value: The sum of the amounts in each Sub-Account of the Variable Account, the Fixed Account and the amount of the Loan Account. Account Value does not include Policy Debt. Policy Debt, which includes the amount of loans and interest charged, is not deducted from Account Value. It is reflected in the amounts received upon surrender or payment of Policy Proceeds. It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary: The same day in each succeeding year as the day of the year corresponding to the Issue Date.

APB Rider: An Additional Protection Benefit Rider (APB Rider) with which the Policy may be issued to provide additional life insurance coverage under the Policy. The APB Rider terminates no later than the Insured’s Attained Age 121 (100 if 1980 CSO applies).

APB Rider Death Benefit: The death benefit under the APB Rider.

APB Rider Face Amount: The amount of APB Rider coverage You request, as specified in your application, used in determining the Death Benefit.

APB Rider Net Amount at Risk: The APB Rider Net Amount at Risk is based on the insurance coverage provided by the APB Rider.

Attained Age: The Insured’s Issue Age plus the number of completed Policy Years.

Base Death Benefit: The death benefit under the Policy, exclusive of any APB Rider Death Benefit or any other supplemental benefits.

Business Day: Any day that we are open for business.

Cash Surrender Value: The Gross Cash Surrender Value less the balance of any outstanding Policy Debt.

Class: The risk, underwriting, and substandard table rating, if any, classification of the Insured.

Daily Risk Percentage: The applicable daily rate for deduction of the mortality and expense risk charge.

Death Benefit: The sum of the Base Death Benefit and any APB Rider Death Benefit. For purposes of calculating the Death Benefit, the Account Value will be increased by the value provided by the Enhancement Benefit.

Death Benefit Percentage: A percentage prescribed by the Internal Revenue Code to insure the death benefit provided under the Policy meets the definition of “life insurance” under the Internal Revenue Code.

Deferred Expense Load on Policy Year 1 Premium: An expense charge, assessed in the second and subsequent Policy Years, up to and including Policy Year 7, based on premium paid during Policy Year 1.

Due Proof: Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable. Generally, evidence will consist of the Insured’s death certificate.

Fixed Account: The portion of the Account Value funded by assets invested in our General Account.

Flat Extra: An additional charge imposed if the Insured is a substandard risk. It is a flat dollar charge per $1000 of Specified Face Amount and any APB Rider Face Amount.

Fund: A mutual fund in which a Sub-Account invests.

General Account: The assets held by us other than those allocated to the Sub-Accounts of the Variable Account or any of our other separate accounts.

Gross Cash Surrender Value: The Account Value increased by any Enhancement Benefit.

Good Order: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

Insured: The person on whose life the Policy is issued.

Investment Option: The Fixed Account and any of the Sub-Accounts of the Variable Account.

Investment Start Date: The date the first premium is applied, which will be the later of:

•	the Issue Date,

•	the Business Day we approve the application for a Policy, or

•	the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Issue Age: The Insured’s age as of the Insured’s birthday nearest the Issue Date.

Issue Date: The date specified in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.

Loan Account: An account established for the Policy, the value of which is the principal amount of any outstanding loan against the Policy, plus credited interest thereon.

Minimum Premium: The premium amount due and payable as of the Issue Date, as specified in the Policy. The Minimum Premium varies based on the Class, Issue Age, and sex of the Insured and the Total Face Amount of the Policy.

Monthly Anniversary Day: The same day in each succeeding month as the day of the month corresponding to the Issue Date.

Monthly Cost of Insurance: A deduction made on a monthly basis for the Specified Face Amount (called “Cost of Insurance” in the Fee Table) and APB Rider Face Amount (called “Additional Protection Benefit Rider cost of insurance charge” in the Fee Table) provided by the Policy and Rider.

Monthly Expense Charge: A per Policy deduction made on a monthly basis for administration and other expenses.

Net Premium: The amount You pay as the premium minus the Premium Expense Load that is allocated to the investment options per your election.

Policy: The form issued by Delaware Life Insurance Company which evidences the insurance coverage provided and is a contract between the policyowner and the Company.

Policy Debt: The principal amount of any outstanding loans against the Policy, plus accrued but unpaid interest on such loans.

Policy Month: A one-month period commencing on the Issue Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Net Amount at Risk: The Policy Net Amount at Risk is based on the insurance coverage provided by the base Policy and does not include any insurance coverage provided by rider. The Policy Net Amount at Risk equals the Death Benefit provided by the Policy minus your Account Value and represents the liability of the Company, excepting rider benefits, at the Insured’s death. The Policy Net Amount at Risk also determines the amount of Account Value deduction for cost of insurance charges.

Policy Proceeds: The amount determined in accordance with the terms of the Policy that is payable at the death of the Insured.

Policy Year: A one-year period commencing on the Issue Date or any Anniversary and ending on the next Anniversary.

Premium Expense Load: The percentage charge applied to premium. It includes two elements. One element is for State and Federal tax obligations and the other element is a sales load to cover costs related to policy issuance.

SEC: Securities and Exchange Commission.

Service Office: Delaware Life Insurance Company (Attn: Corporate Markets), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451, or such other address as we may specify to You by written notice.

Specified Face Amount: The amount of life insurance coverage You request, as specified in the Policy, exclusive of any APB Rider coverage, used in determining the Death Benefit.

Sub-Accounts: Sub-Accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You.

Target Premium: An amount of premium specified as such in the Policy, used to determine our Premium Expense Load and Deferred Expense Load on Policy Year 1 Premium deductions.

Target Premium Factor: Factors that are approximately equal to the Seven Pay Premium factors referenced in the Internal Revenue Code.

Total Face Amount: The sum of the Specified Face Amount and the APB Rider Face Amount.

Unit: A unit of measurement that we use to calculate the value of each Sub-Account.

Unit Value: The value of each Unit of assets in a Sub-Account.

Valuation Date: A day that the New York Stock Exchange is open for business. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Valuation Period: The period of time from one Valuation Date to the next Valuation Date.

Variable Account: Delaware Life Variable Account G, one of our separate accounts, established for the purpose of funding variable insurance benefits payable under the Policy.

You: The owner of the Policy.

The SAI includes additional information about Delaware Life Variable Account G and is incorporated herein by reference. The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request. There is no charge for the SAI. We currently do not charge for personalized illustrations but reserve the right to do so. You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-888-594-2654.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090. Reports and other information about the Policy and its mutual fund investment options are also available on the SEC’s website (www.sec.gov), or You can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549.

Securities Act of 1933 File No. 333-111688

Investment Company Act File No. 811-07837

PART B

STATEMENT OF ADDITIONAL INFORMATION

LARGE CASE

VARIABLE UNIVERSAL LIFE POLICY

DELAWARE LIFE INSURANCE COMPANY

DELAWARE LIFE VARIABLE ACCOUNT G

April 30, 2021

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Large Case VUL prospectus, dated April 30, 2021. The prospectus is available, at no charge, by writing Delaware Life Insurance Company (“the Company”) at Attn: Corporate Markets, 1601 Trapelo Road, Suite 30, Waltham, MA 02451 or calling 1-888-594-2654.

THE COMPANY AND THE VARIABLE ACCOUNT

Delaware Life Insurance Company is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970.

The immediate corporate parent of Delaware Life Insurance Company is Group One Thousand One, LLC. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter. Mr. Walter ultimately controls the Company through the following intervening companies: Group One Thousand One, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, and DLICM, LLC. The nature of the business of Mr. Walter and these intervening companies is investing in companies engaged in the business of life, health, and property and casualty insurance.

Delaware Life Variable Account G was established in accordance with Delaware law on July 25, 1996 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account. The Variable Account will be fully funded at all times for the purposes of Federal securities laws.

EXPERTS

The financial statements of Delaware Life Insurance Company and each of the subaccounts of the Delaware Life Variable Account G included in Form N-VPFS dated April 28, 2021 have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Variable Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven. We may also pay a commission of:

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•	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

•	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealer’s preferred or recommended list, access to the Selling Broker-Dealer’s registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives. Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

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Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2018, 2019, and 2020 were approximately $1,558,097, $1,424,316, and $1,472,472, respectively.

THE POLICY

To apply for a Policy, you must submit an application to our Principal Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 81 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved. To qualify for an expanded guaranteed issue or guaranteed issue underwriting basis, a proposed Insured must submit underwriting information and be pre-approved for such underwriting basis. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable an Insured to cover the cost of the increased mortality risk borne by the Company. For Policies with an Investment Start Date on or before November 30, 2008, the cost of insurance rates are based on the 1980 Commissioners Standard Ordinary (“CSO”) Mortality Tables. For Policies with an Investment Start Date on or after December 1, 2008 but prior to January 1, 2020, the cost of insurance rates are based on the 2001 CSO Mortality Tables. For Policies with an Investment Start Date on or after January 1, 2020, the cost of insurance rates are based on the 2017 CSO Mortality Tables.

Premium Expense Load. We deduct a load from each premium payment which includes two elements. One element covers State and Federal tax obligations. The second element covers costs of issuing and selling the Policy, including sales commission, marketing allowance to broker-dealers, cost of printing the prospectuses and marketing materials and advertising expenses. The costs of issuing the Policy are those that are not covered by other explicit charges, including the review of applications, processing the applications and establishing policyowner records. To the extent the costs exceed the Premium Expense Load, the Company will use general account assets, including any profits realized from the Mortality and Expense Risk Charges and Cost of Insurance charges. The tax element is an estimate of anticipated taxes that we may pay to the Federal and State governments, blended into one rate for all policyowners. A policyowner may pay more or less than the actual tax obligations applicable to the Policy.

Currently, the Premium Expense Load for Policy Years 1 through 7 is 7.5% on each premium payment up to and including Target Premium. For premium paid in excess of Target Premium for all Policy Years, the current Premium Expense Load is 2.5% on premium paid in excess of Target Premium.

The Premium Expense Load for Policy Years 1 through 7 is guaranteed not to exceed 12.5% on each premium payment up to and including Target Premium and 5.5% on premium paid in excess of Target Premium. The Premium Expense Load for Policy Year 8 and thereafter is guaranteed not to exceed 3.25% on all premium payments.

Target Premium varies based on the Total Face Amount and the Insured’s Issue Age and sex. We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.

Reduction of Charges. We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any class of policyowner.

Increase in Face Amount. You may request an increase in the Specified Face Amount. You must provide satisfactory evidence of the Insured’s insurability. Once requested, an increase will become effective at the next monthly anniversary day following our approval of your request. The Policy does not allow for an increase if the Insured’s Attained Age is greater than 80 on the effective date of the increase.

4

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount. The cost of insurance charges applicable to an increase in Specified Face Amount and APB Rider Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification. In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

FINANCIAL STATEMENTS

The financial statements are incorporated by reference to Form N-VPFS filed on April 28, 2021 for Delaware Life Insurance Company and Delaware Life Variable Account G. The statutory-basis financial statements of Delaware Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

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PART C

ITEM 26. EXHIBITS

A.	Resolution of the Board of Directors of the Depositor, dated December 3, 1985, authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-37907, filed on October 14, 1997.) Exhibit A

B.	None.

C.	(1)	Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009.) Exhibit C(1)

	(2)	Amendment One to the Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009.) Exhibit C(2)

	(3)	Amendment Two to Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010.) Exhibit C(3)

	(4)	Amendment Three to Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010.) Exhibit C(4)

	(5)	Sales Operations and General Agent Agreement (Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-6, File No. 333-65048, filed on April 27, 2012.) Exhibit C(5)

D.	(1)	Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-111688, filed on January 2, 2004.) Exhibit D(1)

	(2)	Additional Protection Benefit Rider (APB Rider) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-13087, filed on January 21, 1997.) Exhibit D(2)

E.	(1)	Application for Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-13087, filed on January 21, 1997.) Exhibit E(1)

	(2)	Application for Flexible Premium Variable Universal Life Insurance Policy (Master Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.) Exhibit E(2)

	(3)	Application for Flexible Premium Variable Universal Life Insurance Policy (GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.) Exhibit E(3)

	(4)	Application for Flexible Premium Variable Universal Life Insurance Policy (Medical Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.) Exhibit E(4)

	(5)	Consent Form (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 30, 2001.) Exhibit E(5)

	(6)	Application for Flexible Premium Variable Universal Life Insurance Policy (Expanded GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.) Exhibit E(6)

F.	(1)	Certificate of Incorporation of Delaware Life Insurance Company (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014.) Exhibit F(1)

	(2)	Bylaws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement OF Delaware Life Variable Account F on Form N-4, File No. 333-83516, filed on August 11, 2014.) Exhibit F(2)

G.	Specimen Reinsurance Contract. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.) Exhibit G

H.	(1)	Participation Agreement, dated February 17, 1998, as amended through September 18, 2014, by and among Delaware Life Insurance Company, Clarendon Insurance Agency, Inc., AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Invesco Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.) Exhibit H(1)

	(2)	Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund, and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Delaware Life NY Variable Account C on Form N-4, File No. 333-119151, filed on April 28, 2005.) Exhibit H(2)

	(3)	Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Insurance and Annuity Company of New York, and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed on December 31, 2002.) Exhibit H(3)

	(4)	Amended and Restated Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Life and Annuity Index Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100831, filed on April 29, 2005.) Exhibit H(4)

	(5)	Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6, File No. 333-65048, filed on July 3, 2002.) Exhibit H(5)

	(6)	Participation Agreement, dated September 16, 2002, as amended through September 17, 2014, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Investments (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.) Exhibit H(6)

	(7)	Amended and Restated Participation Agreement, dated August 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, T. Rowe Price Equity Series, Inc., and T. Rowe Price Investment Services, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6, File No. 333-13087, filed on April 29, 1999.) Exhibit H(7)

	(8)	Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, LP. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100831, filed on April 29, 2005.) Exhibit H(8)

	(9)	Participation Agreement, dated August 6, 2004, by and among Sun Life Insurance and Annuity Company of New York, Van Kampen Life Investments Trust, Van Kampen Funds Inc., and Van Kampen Asset Management. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100831, filed on April 29, 2005). Exhibit H(9)

(10)	Participation Agreement, dated February 17, 1998, by and among Sun Life Assurance Company of Canada (U.S.), The Alger American Fund, and Fred Alger and Company, Incorporated. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account I on Form S-6, File No. 333-68601, filed on April 27, 1999.) Exhibit H(10)

(11)	Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Scudder Variable Series II, Scudder Distributors, Inc., and Deutsche Investment Management Americas Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100831, filed on April 29, 2005). Exhibit H(11)

(12)	Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P., and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-111688, filed on April 29, 2005.) Exhibit H(12)

(13)	Participation Agreement, dated December 1, 2004, by and among Wanger Advisors Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.), and Sun Life Insurance and Annuity Company of New York (Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No. 333-136435, filed on August 9, 2006.) Exhibit H(13)

(14)	Participation Agreement, dated November 16, 2005, by and among Janus Aspen Series, Janus Distributors LLC, and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No. 333-136435, filed on August 9, 2006.) Exhibit H(14)

(15)	Participation Agreement, dated September 1, 2005, by and among Sun Life Assurance Company of Canada (U.S.), Royce Capital Fund, and Royce & Associates, LLC. (Incorporated herein by reference to the Registration Statement of Delaware Life NY Variable Account J on Form N-6, File No. 333-136433, filed on August 9, 2006.) Exhibit H(15)

(16)	Participation Agreement, dated May 1, 2001, as amended through March 26, 2018, by and among Delaware Life Insurance Company, Clarendon Insurance Agency, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.) Exhibit H(16)

(17)	Participation Agreement, dated May 1, 2004, as amended through June 5, 2018, by and among Delaware Life Insurance Company, The Morgan Stanley Variable Insurance Fund, Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Distribution, Inc (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.) Exhibit H(l7)

(18)	Participation Agreement, dated April 26, 2013, as amended through July 1, 2018, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, Delaware Life Insurance and Annuity Company (Bermuda) Ltd., Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisers, LLC, and Columbia Management Investment Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.) Exhibit H(18)

(19)	Participation Agreement, dated October 1, 2008, as amended through May 7, 2018, by and among Delaware Life Insurance Company and Delaware Life Insurance Company of New York, American Funds Insurance Series, and Capital Research and Management Company (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.) Exhibit H(19)

(20)	Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Delaware Life Variable Account I on Form N-6, Exhibit H9, File No. 333-143353, filed on May 30, 2007.) Exhibit H(20)

	(21)	Participation Agreement, dated December 3, 2007, as amended through May 1, 2018, by and among Delaware Life Insurance Company, Delaware Life Insurance Company of New York, Lazard Asset Management Securities LLC, and Lazard Retirement Series, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.) Exhibit H(21)

	(22)	Participation Agreement, dated December 1, 2012, as amended through September 8, 2014, by and among Delaware Life Insurance Company of New York and Delaware Life Insurance Company, MFS Variable Insurance Trusts I, II and III, and MFS Fund Distributors, Inc. (Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-225901, filed on October 1, 2018.) Exhibit H(22)

I.	Third Party Administration Agreement between Andesa TPA, Inc. and Sun Life Assurance Company of Canada (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-65048, filed on October 1, 2002.) Exhibit I

J.	(1)	Powers of Attorney (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-238865, filed on June 2, 2020.) Exhibit (J)(1)

	(2)	Resolution of the Board of Directors of the Depositor dated April 22, 2021, authorizing the use of Powers of Attorney for Officer signatures.*

K.	Legal Opinion.*

L.	None.

M.	None.

N.	(1)	Consent of Independent Registered Public Accounting Firm.*

	(2)	Representation of Counsel Pursuant to Rule 485(b).*

O.	None.

P.	None.

Q.	None.

R.	Organization Chart of the Registrant, the Depositor and Group One Thousand One, LLC.*

*	Filed herewith.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

David E. Sams, Jr. Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chairman and Director

Daniel J. Towriss Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Executive Officer and President and Director

Michael S. Bloom Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and General Counsel and Secretary

Andrew F. Kenney Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Investment Officer

Michael K. Moran Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and Chief Accounting Officer and Treasurer

James D. Purvis Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Operating Officer

Robert S. Sabatino Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Information Technology and Operations

Fang L. Wang Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Financial Officer

Michelle B. Wilcon Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Human Resources

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company, which is a wholly-owned subsidiary of Group One Thousand One, LLC.

The organization chart of Group One Thousand One, LLC, the Depositor and Registrant is filed herewith as Exhibit R. None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Delaware Life Insurance Company.

ITEM 29.	INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement of Delaware Life Variable Account F on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, F, I, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account and Delaware Life NY Variable Accounts A, B, C, D, J and N.

(b)	Name and Principal Business Address*	Position and Offices with Underwriter

	Thomas G. Seitz	President and Director
	Michael K. Moran	Financial/Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director
	Christopher J. Vellante	Chief Compliance Officer

*	The principal business address of all directors and officers of the principal underwriter is 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

(c) Not applicable.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Delaware Life Insurance Company at its offices at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451 or at the offices of Clarendon Insurance Agency, Inc., at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

ITEM 32. MANAGEMENT SERVICES

Not applicable.

ITEM 33. FEE REPRESENTATION

Delaware Life Insurance Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Delaware Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 29th day of April, 2021.

DELAWARE LIFE VARIABLE ACCOUNT G
(Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Daniel J. Towriss*
Daniel J. Towriss
Chief Executive Officer and President

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David E. Sams, Jr.*	Chairman and Director	April 29, 2021
David E. Sams, Jr.

/s/ Daniel J. Towriss*	Chief Executive Officer and President and Director	April 29, 2021
Daniel J. Towriss	(Principal Executive Officer)

/s/ Michael K. Moran*	Senior Vice President and Chief Accounting	April 29, 2021
Michael K. Moran	Officer and Treasurer
(Principal Accounting Officer)

/s/ Fang L. Wang Fang L. Wang	Chief Financial Officer (Principal Financial Officer)	April 29, 2021

/s/ Dennis A. Cullen*	Director	April 29, 2021
Dennis A. Cullen

*By: /s/ Kenneth N. Crowley	Attorney-in-Fact for:	April 29, 2021
Kenneth N. Crowley	Dennis A. Cullen, Director
David E. Sams, Jr., Chairman and Director
Daniel J. Towriss, Chief Executive Officer, President, and Director;
Michael K. Moran, Senior Vice President, Chief Accounting Officer, and Treasurer Fang L. Wang, Chief Financial Officer

*

Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Powers of Attorney are incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-238865, filed on June 2, 2020. Resolution of the Board of Directors is included herein as Exhibit J(2).

EXHIBIT INDEX

J(2)	Resolution of the Board of Directors of the Depositor

K	Legal Opinion

N(1)	Consent of Independent Registered Public Accounting Firm

N(2)	Representation of Counsel Pursuant to Rule 485(b)

R	Organization Chart of the Registrant, the Depositor and Group One Thousand One, LLC